The Lutheran Brotherhood Family of Funds

Supplement to Prospectus March 1, 2003

  The second and third sentences under the heading "Principal Strategies" with respect to the LB Mid Cap Growth Fund on Page 4 of the Prospectus are deleted and replaced with the following sentence:

  Under normal market conditions, the LB Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in companies with market capitalizations similar to those companies included in widely known mid cap indices such as the Russell Mid Cap Growth Index and the S&P Mid Cap 400/Barra Growth Index at the time of the Fund's investment.

  The first paragraph under the heading "Principal Strategies" with respect to the LB Municipal Bond Fund on Page 18 of the Prospectus is deleted and replaced with the following paragraph:

  The LB Municipal Bond Fund tries to provide you with high current income which is exempt from federal income taxation by investing in municipal bonds, which are debt obligations issued by states, territories, and possessions of the United States and their political subdivisions or agencies. The Fund has a fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal bonds. The Fund may count securities that generate income subject to the alternative minimum tax toward the 80% investment requirement.

  The paragraph under the heading "Portfolio Managers - LB Value Fund" on Page 24 of the Prospectus is deleted and replaced with the following paragraph:

The LB Value Fund is managed by a team of investment professionals from Thrivent Investment Mgt.
  The "Shareholder Information" section of the Class A and Class B shares prospectus is amended to provide as follows with respect to ways to reduce or eliminate the sales charges:

  If you redeem a Class B share account which is below $500 and instruct that the proceeds should be used to purchase additional shares of an existing Class A Account in order to meet the required minimum amount for the Fund, the proceeds from the redemption of your Class B Account will not be subject to a contingent deferred sales charge or an initial sales charge for the purchase of Class A shares.

The date of this Supplement is June 3, 2003.

Please include this Supplement with your Prospectus.